UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 30, 2009
Date of Report (date of earliest event reported)
AVISTAR COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)
Delaware	000-31121	88-0463156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1875 S. Grant Street, 10th Floor, San Mateo, California 94402
(Address of principal executive offices, including zip code)
(650) 525-3300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 30, 2009, James W. Zeigon informed Avistar Communications Corporation (“Avistar”) that he was resigning from his position as a member of the Avistar Board of Directors and its committees effective January 4, 2010.  Mr. Zeigon indicated that his resignation was for personal reasons unrelated to Avistar.

Item 7.01. Regulation FD Disclosure

On January 4, 2010, Avistar issued a press release discussing the changes described above.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Avistar Communications Corporation dated January 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS CORPORATION

Date: January 4, 2010	By:	/s/ Elias MurrayMetzger
Elias MurrayMetzger
Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release of Avistar Communications Corporation dated January 4, 2010